                       Delaware Group Tax Free Money Fund

                    Delaware Tax-Free Money Fund (the "Fund")

            Supplement to the Fund's Prospectus dated August 28, 2007

Effective February 15, 2008,  Delaware Management Company has voluntarily agreed to reduce the Fund's "Total annual  operating  expenses" by 0.10% to prevent the
Fund's "Total annual operating  expenses" from exceeding 0.62%.  These voluntary expense  limitations  are subject to the exclusions  described  below and may be discontinued at any time.

The  following  chart  replaces  the  information  for  "Annual  fund  operating expenses" in the section  entitled  "What are the Fund's fees and  expenses?" on page 4.

Annual fund operating expenses are deducted from the Fund's assets.

Class                                                   A       Consultant
Management fees(2)                                  0.45%            0.45%
Distribution and service (12b-1) fees               none             0.30%(3)
Other expenses(4)                                   0.52%            0.52%
Total annual fund operating expenses                0.97%            1.27%
Fees waivers and payments                          (0.25%)          (0.25%)
Net expenses                                        0.72%            1.02%

(2)  The investment  manager  (Manager) has contracted to waive all or a portion of its  investment  advisory  fees  and  pay  or  reimburse  expenses  from
     September 1, 2007 through  August 31, 2008 in order to prevent total annual
     fund  operating  expenses  (excluding  any  12b-1  plan  expenses,   taxes,
     interest,  inverse  floater  program  expenses,   brokerage  fees,  certain
     insurance  costs,  and non-routine  expenses or costs,  including,  but not limited to, those relating to reorganizations,  litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations
     (collectively,   "non-routine   expenses"  and  together  with  12b-1  plan
     expenses, taxes, interest, inverse floater program expenses, brokerage fees and certain insurance costs,  "Excluded Expenses")) from exceeding 0.72% of the  Fund's  average  daily  net  assets.  In  addition,  the  Manager  has voluntarily agreed to indefinitely waive all or a portion of its investment advisory  fees and/or  reimburse  expenses in order to prevent total annual fund operating  expenses  (excluding any Excluded  Expenses) from exceeding
     0.62% of the Fund's average daily net assets. For purposes of these waivers and reimbursements,  non-routine  expenses may also include such additional costs and  expenses  as may be agreed  upon from time to time by the Fund's
     Board of  Trustees  (Board)  and the  Manager.  These  expense  waivers and reimbursements  apply  only to  expenses  paid  directly  by the Fund.  The voluntary waivers and reimbursements may be discontinued at any time.

     The following  table shows  operating  expenses which are based on the most recently completed fiscal year and reflects Management's  voluntary waivers and reimbursements and the current voluntary 12b-1 fee waiver.

     Annual fund operating  expenses including all waivers and reimbursements in effect for both classes of shares.

     Class                                             A          Consultant
     Management fees(2)                            0.45%               0.45%
     Distribution and service (12b-1) fees(3)      none                0.30%
     Other expenses(4)                             0.52%               0.52%
     Total annual fund operating expenses          0.97%               1.27%
     Fees waivers and payments                    (0.35%)             (0.65%)
     Net expenses                                  0.62%               0.62%

(3)  Consultant Class shares are subject to a 12b-1-distribution  plan; however, the Board has suspended  12b-1 plan payments  effective  June 1, 1990 until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary,  subject to prior  approval by the Fund's
     Board.

(4)  "Other  expenses"  have been restated to reflect a reduction in non-routine expenses incurred during the period.

                Please keep this Supplement for future reference.

This Supplement is dated February 15, 2008.